PHOENIX TRUST

               Supplement dated December 8, 2003 to Prospectus and
             Statement of Additional Information dated May 1, 2003,
              as supplemented June 24, 2003 and September 17, 2003

IMPORTANT NOTICE TO INVESTORS

         On June 18, 2003, the Board of Trustees of Phoenix Trust voted to liquidate Class I Shares of the Phoenix Appreciation Fund, Phoenix-Oakhurst Managed Assets and Phoenix-Oakhurst Strategy Fund (the "Funds"). Based on the recommendation of Management, the Trustees determined that liquidation is in the best interest of the Class I shareholders and voted to direct the mandatory redemption of all Class I Shares of the Funds. The Trustees directed that liquidation and mandatory redemption be effected as soon as practicable, as determined by the Trust's officers. Effective December 8, 2003, Class I Shares of each of the Funds will be closed to new investors and additional investor deposits.

         On or about December 26, 2003, Class I Shares of each Fund will be liquidated at its respective net asset value. Shareholders may redeem their shares at any time prior to the Class I Shares' liquidation on December 26, 2003.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
           STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 1196/ClassI  (12/03)